UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of The Howard Hughes Corporation, a Delaware corporation (the “Company”), held on May 18, 2017, the stockholders elected the Company’s Board of Directors (the “Board”) and voted upon five Board proposals contained within the Company’s Proxy Statement dated, April 11, 2017.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes

William Ackman	28,722,884	332,859	16,788	6,613,067
Adam Flatto	28,903,910	153,449	15,172	6,613,067
Jeffrey Furber	28,902,892	154,740	14,899	6,613,067
Allen Model	28,910,497	146,448	15,586	6,613,067
R. Scot Sellers	28,624,892	432,288	15,351	6,613,067
Steven Shepsman	28,910,824	145,682	16,025	6,613,067
Burton M. Tansky	28,738,955	314,882	18,694	6,613,067
Mary Ann Tighe	28,753,822	304,211	14,498	6,613,067
David R. Weinreb	29,003,519	53,590	15,422	6,613,067

The stockholders approved the following proposals and cast their votes as described below:

Proposal	For	Against	Abstentions	Broker Non- Votes

An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers	22,069,360	6,948,744	54,427	6,613,067

Proposal	1 Year	2 Years	3 Years	Abstentions

An advisory (non-binding) vote on the frequency of advisory votes on executive compensation (1)	27,025,127	128,998	1,900,917	17,489

(1)                                 Based upon the voting results of this proposal, the Board has determined that the Company will include an advisory vote on the compensation of executives in its proxy materials every year until the next required vote on frequency.

Proposal	For	Against	Abstentions	Broker Non- Votes

A vote to re-approve The Howard Hughes Corporation Amended and Restated 2010 Incentive Plan for the purposes of 162(m) of the Internal Revenue Code	28,528,971	504,463	39,097	6,613,067

Proposal	For	Against	Abstentions	Broker Non- Votes

A vote to approve the grant of warrants by the Company to David R. Weinreb and Grant Herlitz and the issuance by the Company of all shares of common stock issuable upon the exercise of the warrants	28,821,641	206,512	44,378	6,613,067

2

Proposal	For	Against	Abstentions

A vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017	35,456,280	203,824	25,494

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	The Howard Hughes Corporation Amended and Restated 2010 Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed June 14, 2012).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and General Counsel

Date: May 22, 2017

4